PENN SERIES FUNDS, INC.

Supplement dated June 1, 2023
to the Prospectus dated May 1, 2023
This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Large Growth Stock Fund
On May 18, 2023, Penn Mutual Asset Management, LLC recommended, and the Board of Directors of the Penn Series Funds, Inc. approved, a reduction in the investment advisory and sub‑advisory fees paid by the Large Growth Stock Fund (the “Fund”).
Accordingly, effective June 1, 2023, the fee table under the heading “Annual Fund Operating Expenses” and the expense examples under the heading “Example” in the Fund’s “Fund Summary” section are hereby replaced in their entirety by the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.68%

Distribution (12b‑1) Fees	None

Other Expenses	0.26%

Total Annual Fund Operating Expenses*	0.94%

*	The expense information in the table has been restated to reflect a reduction in the Fund’s current Investment Advisory Fees effective June 1, 2023.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not reflect expenses and charges which are, or may be, imposed under your variable contract. If the examples were to reflect the deduction of such charges, the costs shown would be greater. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
PM8981    06/23

PENN SERIES FUNDS, INC.

Supplement dated June 1, 2023
to the Statement of Additional Information (“SAI”)
dated May 1, 2023
This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Large Growth Stock Fund
On May 18, 2023, Penn Mutual Asset Management, LLC recommended, and the Board of Directors of the Penn Series Funds, Inc. approved, a reduction in the investment advisory and sub‑advisory fees paid by the Large Growth Stock Fund (the “Fund”).
Accordingly, effective June 1, 2023, the Fund’s investment advisory fee, as set forth in the table under the heading “General Information — Investment Advisory Services” is hereby replaced in its entirety with the following:

NAME OF FUND	INVESTMENT ADVISORY FEES (As a Percentage of the Average Daily Net Assets of the Fund)
Large Growth Stock Fund	0.69% on the first $250 million; 0.65% of the next $250 million; and 0.62% over $500 million.
In addition, the Fund’s sub‑advisory fee, as set forth in the second table under the heading “General Information — Investment Advisory Services” is hereby replaced in its entirety by the following:

NAME OF FUND	NAME OF SUB‑ADVISER	SUB‑ADVISORY FEES[3,5] (As a Percentage of the Average Daily Net Assets of the Fund)
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
When Fund assets do not exceed $1,000,000,000
0.40% on Fund assets up to $200,000,000;
0.33% on all assets when Fund assets reach $200,000,000;
0.325% on all assets when Fund assets reach $500,000,000;
and
0.30% on Fund assets up to $1,000,000,000.

When Fund assets exceed $1,000,000,000
0.29% on Fund assets above $1,000,000,000;
0.29% on all assets when Fund assets reach $2,000,000,000;
and
0.275% on Fund assets above $3,000,000,000.

[3]
T. Rowe Price Associates, Inc. (“T. Rowe Price”) has agreed to waive the monthly compensation payable to it under the Investment Sub‑Advisory Agreement to the extent necessary to reduce its effective monthly sub‑advisory fees for each of the Flexibly Managed Fund and Large Growth Stock Fund by the following percentages based on the combined average daily net assets of the Funds:

Combined Average Daily Net Asset Levels	Sub‑Advisory Fee Waiver
Between $750,000,000 and $1,500,000,000	5.0%
Between $1,500,000,000 and $3,000,000,000	7.5%
Above $3,000,000,000	10.0%

[5]
Pursuant to the Investment Sub‑Advisory Agreement, T. Rowe Price has agreed to provide the Adviser with transitional credits to ease the impact of reverting from certain of the breakpoints in the Sub‑Advisory Fee Schedule to the next breakpoint with a greater sub‑advisory fee rate as set forth below. Each transitional credit will be determined by multiplying the difference between the two breakpoint sub‑advisory fee rates (e.g., 0.40% and 0.33%) by the difference between the minimum asset level to which the transitional credit will apply (e.g., $165 million) and the Fund’s current average daily net assets, divided by the difference between the approximate asset levels to which the transitional credit will apply (e.g., $200 million — $165 million). A transitional credit will apply to the applicable assets for as long as the Fund shall maintain such asset level.

Sub‑Advisory Fee Breakpoints to which Transitional Credits Apply	Approximate Asset Levels to which Transitional Credit Will Apply
0.40% on Fund assets up to $200,000,000 and 0.33% on all assets when Fund assets reach $200,000,000	$165 million - $200 million
0.33% on all assets when Fund assets reach $200,000,000 and 0.325% on all assets when Fund assets reach $500,000,000	$492.4 million - $500 million
0.325% on all assets when Fund assets reach $500,000,000 and 0.30% on Fund assets up to $1,000,000,000	$923 million - $1 billion
0.29% on Fund assets above $1,000,000,000 and 0.29% on all assets when Fund assets reach $2,000,000,000	$1.96 billion - $2 billion

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8982    06/23